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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               November 19, 1996




                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
              (Exact name of Registrant as Specified in Charter)


      Delaware                 333-2180             13-3836437
   (State or Other           (Commission           (IRS Employer
   Jurisdiction of            File Number)        Identification No.)
   Incorporation)


       245 Park Avenue, New York, New York                  10167
     (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code (212) 272-4095


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

Filing of Consent and Financial Statements

The financial statements of MBIA Insurance Corporation as of December 31, 1995 and 1994 that are incorporated by reference in the Prospectus Supplement dated November 19, 1996 (the "Prospectus Supplement") have been audited by Coopers & Lybrand LLP. The consent of Coopers & Lybrand LLP named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.


Filing of Computational Materials*

     Pursuant to Rule 424(b) under the Securities Act of 1933, Bear Stearns Asset Backed Securities, Inc. (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to Crown Home Equity Loan Asset Backed Certificates, Series 1996-1.

     In connection with the offering of the Crown Home Equity Loan Asset
Backed Certificates, Series 1996-1, Bear, Stearns & Co. Inc., the underwriter of the Offered Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Crown Bank, F.S.B. (the "Seller") provided the Underwriter with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

-------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 13, 1996, and Prospectus Supplement dated November 19, 1996, relating to the Crown Home Equity Loan Asset Backed Certificates, Series 1996-1.

                                      -2-

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1. Consent of Coopers & Lybrand LLP in connection with the financial statements of MBIA Insurance Corporation.

     99.1.  Computational Materials.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEAR STEARNS ASSET BACKED
                                      SECURITIES, INC.
                                      -------------------------
                                            (Registrant)


Date:  November 19, 1996              By: /s/  MATTHEW PERKINS
                                          -----------------------
                                          Name: Matthew Perkins
                                          Title: Vice President


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                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit Number    Description                                     Numbered Page
--------------    -----------                                     -------------

   23.1.          Consent of Coopers & Lybrand LLP in
                  connection with the financial statements of MBIA Insurance Corporation.

   99.1.          Computational Materials.



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